UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 21, 2001
(Date of earliest event reported: December 12, 2001)

Commission File Number: 1-10694

VISX, INCORPORATED
(Exact name of Registrant as specified in its charter)

Delaware	06-1161793

(State of incorporation or organization)	(IRS Employer I.D. No.)

3400 Central Expressway, Santa Clara, California 95051-0703

(Address of principal executive offices)

(408) 733-2020

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Exhibit Index
EXHIBIT 3.1

Item 5. Other Events

     Attached hereto as an exhibit and hereby incorporated by reference in this report on Form 8-K are the Registrant’s amended and restated Bylaws, as revised through December 12, 2001. The amendment to these Bylaws increases the size of the Registrant’s Board of Directors from five (5) members to seven (7) members.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits.

3.1	Registrant’s Amended and Restated Bylaws, as revised through December 12, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VISX, INCORPORATED

By:	/s/ TIMOTHY R. MAIER
Timothy R. Maier, Executive Vice President and Chief Financial Officer

Date: December 21, 2001

EXHIBIT INDEX

Exhibit No.	Description

3.1	Registrant’s Amended and Restated Bylaws, as revised through December 12, 2001.